Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2013
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	0.42%	0.29%	0.02%	0.19%	(6.66)%
Return on equity (ratio of net income (loss) to average equity) (1)	3.43	2.38	0.17	1.55	(50.32)
Net interest rate spread (1)	3.25	3.21	3.25	3.39	3.51
Net interest margin (1)	3.31	3.26	3.31	3.45	3.58
Efficiency ratio	97.51	95.36	97.84	90.51	104.71
Noninterest expense to average total assets(1)	3.53	3.43	3.51	3.65	4.10
Average interest–earning assets to average interest–bearing liabilities	121.97	121.95	121.24	120.81	123.20
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	301	308	308	347	352

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$15,781	$18,068	$18,303	$17,742	$20,361
Interest-bearing deposits in other financial institutions	145,176	225,410	293,790	293,386	255,403
Securities, at fair value	110,907	83,409	53,014	61,273	77,832
Loans held for sale	—	15	276	55	2,166
Loans receivable, net	1,098,077	1,035,331	1,012,316	1,004,404	1,030,465
Other real estate owned, net	6,306	5,403	6,262	8,088	10,358
Stock in Federal Home Loan Bank, at cost	6,068	6,068	6,068	7,566	8,412
Premises and equipment, net	35,328	36,154	36,830	37,530	38,251
Intangible assets	2,433	2,583	2,732	2,882	3,038
Bank owned life insurance	21,958	21,881	21,797	21,715	21,645
FDIC prepaid expense	—	—	—	2,188	2,658
Income tax receivable	—	—	—	—	461
Other assets	11,560	7,626	9,744	9,306	10,142
Total assets	$1,453,594	$1,441,948	$1,461,132	$1,466,135	$1,481,192

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,252,708	$1,249,833	$1,262,096	$1,271,550	$1,282,351
Borrowings	3,055	2,883	2,940	2,740	5,567
Other liabilities	22,204	14,921	22,867	18,206	20,384
Total liabilities	1,277,967	1,267,637	1,287,903	1,292,496	1,308,302
Stockholders’ equity	175,627	174,311	173,229	173,639	172,890
Total liabilities and stockholders’ equity	$1,453,594	$1,441,948	$1,461,132	$1,466,135	$1,481,192
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$12,296	$12,107	$12,276	$12,713	$13,801
Total interest expense	842	882	935	994	1,059
Net interest income before provision	11,454	11,225	11,341	11,719	12,742
Provision (recovery) for loan losses	(1,178)	(437)	206	722	24,328
Net interest income	12,632	11,662	11,135	10,997	(11,586)
Noninterest income	1,665	1,737	1,703	3,029	1,984
Noninterest expense	12,792	12,360	12,762	13,348	15,420
Income (loss) before income tax	1,505	1,039	76	678	(25,022)
Income tax expense (benefit)	—	—	—	—	—
Net income (loss)	$1,505	$1,039	$76	$678	$(25,022)
Basic earnings (loss) per common share	$0.07	$0.05	$—	$0.03	$(1.25)
Diluted earnings (loss) per common share	$0.07	$0.05	$—	$0.03	$(1.25)

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$477	$520	$509	$499	$550
Other fee income	537	571	604	538	593
Insurance commissions and annuities income	173	106	86	109	151
Gain (loss) on sales of loans, net	24	32	(4)	1,417	246
Gain (loss) on disposition of premises and equipment	(43)	—	—	—	8
Loan servicing fees	112	112	114	123	115
Amortization of servicing assets	(40)	(49)	(85)	(59)	(68)
Recovery (impairment) of servicing assets	24	6	9	26	(17)
Earnings on bank owned life insurance	77	84	82	70	83
Trust income	175	172	183	181	188
Other	149	183	205	125	135
Total noninterest income	$1,665	$1,737	$1,703	$3,029	$1,984

Noninterest Expense
Compensation and benefits	$6,614	$6,143	$6,686	$6,752	$6,278
Office occupancy and equipment	1,997	1,797	1,805	1,948	2,019
Advertising and public relations	316	195	268	146	258
Information technology	697	817	816	749	813
Supplies, telephone, and postage	463	382	403	461	413
Amortization of intangibles	150	149	150	156	156
Nonperforming asset management	607	682	655	694	1,126
Loss (gain) on sales of other real estate owned	(34)	64	49	69	379
Valuation adjustments of other real estate owned	79	241	141	89	1,783
Operations of other real estate owned	159	171	232	353	344
FDIC insurance premiums	468	476	477	492	480
Other	1,276	1,243	1,080	1,439	1,371
Total noninterest expense	$12,792	$12,360	$12,762	$13,348	$15,420

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate loans	$201,382	$204,205	$200,181	$209,540	$218,596
Multi–family mortgage loans	396,058	375,786	353,924	338,502	352,019
Nonresidential real estate loans	263,567	246,524	255,429	261,207	264,672
Construction and land loans	6,570	6,429	7,152	6,933	8,552
Commercial loans	54,255	52,978	51,701	55,362	61,388
Commercial leases	187,112	161,822	157,606	147,168	139,783
Consumer loans	2,317	2,561	2,622	2,414	2,745
	1,111,261	1,050,305	1,028,615	1,021,126	1,047,755
Net deferred loan origination costs	970	902	798	731	745
Allowance for loan losses	(14,154)	(15,876)	(17,097)	(17,453)	(18,035)
Loans, net	$1,098,077	$1,035,331	$1,012,316	$1,004,404	$1,030,465

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$6,316	$13,425	$3,670	$4,601	$3,864
Multi–family mortgage loans	37,351	46,675	28,606	6,308	3,453
Nonresidential real estate loans	26,009	4,185	6,017	9,298	10,464
Construction and land loans	1,118	1,015	366	55	—
Commercial loans	56,222	44,811	43,735	45,719	42,352
Commercial leases	47,101	27,192	30,854	30,047	37,893
Consumer loans	962	970	1,090	874	1,262
	$175,079	$138,273	$114,338	$96,902	$99,288

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$8,749	$9,012	$10,934	$13,146	$14,102
Multi–family mortgage loans	13,966	23,678	16,035	19,683	19,366
Nonresidential real estate loans	9,673	14,042	9,853	12,163	20,874
Construction and land loans	979	1,376	140	742	1,435
Commercial loans	54,744	43,760	46,851	51,801	40,864
Commercial leases	19,480	23,402	20,448	24,711	17,194
Consumer loans	951	1,036	912	886	1,024
	$108,542	$116,306	$105,173	$123,132	$114,859

LOAN PAYMENTS and PAYOFFS (Loans rated 5 or higher) (2)
One–to–four family residential real estate loans	$1,022	$932	$2,481	$1,151	$2,873
Multi–family mortgage loans	1,651	13,311	7,912	4,058	7,291
Nonresidential real estate loans	3,055	9,659	7,803	4,698	10,930
Construction and land loans	926	1,303	90	692	1,345
Commercial loans	6,262	4,079	3,366	6,829	7,720
Commercial leases	35	26	30	30	32
Consumer loans	—	—	—	2	9
	$12,951	$29,310	$21,682	$17,460	$30,200
(1) Loan originations include draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$4,641	$5,398	$5,399	$5,988	$7,299
Multi–family mortgage loans	7,098	11,913	12,204	10,822	3,517
Nonresidential real estate loans	4,214	5,335	7,037	6,182	8,985
Construction and land loans	382	1,018	1,601	1,575	2,210
Commercial loans	77	272	689	883	256
Commercial leases	—	—	—	—	—
Consumer loans	12	2	1	11	—
Nonaccrual loans	16,424	23,938	26,931	25,461	22,267

Loans past due over 90 days, still accruing	228	965	234	243	329
Loans held for sale	—	15	15	15	1,752

Other real estate owned:
One–to–four family residential real estate loans	901	808	1,316	1,515	1,760
Multi–family real estate	1,921	195	—	—	720
Nonresidential real estate	1,181	1,047	1,757	2,896	3,504
Land	275	919	933	1,144	1,323
Other real estate owned	4,278	2,969	4,006	5,555	7,307
Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	20,930	27,887	31,186	31,274	31,655

Purchased impaired loans:
One–to–four family residential real estate loans	$100	$405	$396	$388	$380
Nonresidential real estate loans	1,633	1,611	1,607	2,554	2,568
Construction and land loans	—	—	997	1,021	1,021
Commercial loans	23	22	21	21	20
Purchased impaired loans	1,756	2,038	3,021	3,984	3,989
Purchased other real estate owned:
One–to–four family residential real estate	176	201	179	205	320
Nonresidential real estate	—	372	372	372	462
Land	1,852	1,861	1,705	1,956	2,269
Purchased other real estate owned	2,028	2,434	2,256	2,533	3,051
Purchased impaired loans and OREO	3,784	4,472	5,277	6,517	7,040
Nonperforming assets	$24,714	$32,359	$36,463	$37,791	$38,695

Asset Quality Ratios
Nonperforming assets to total assets	1.70%	2.24%	2.50%	2.58%	2.61%
Nonperforming assets to total assets (1)	1.44	1.93	2.13	2.13	2.14
Nonperforming loans to total loans	1.66	2.57	2.94	2.91	2.70
Nonperforming loans to total loans (1)	1.50	2.37	2.64	2.52	2.32
Allowance for loan losses to nonperforming loans	76.89	58.90	56.61	58.76	63.64
Allowance for loan losses to nonperforming loans(1)	85.00	63.71	62.90	67.86	74.07

(1)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$2,634	$1,597	$1,546	$2,983	$4,868
Multi–family mortgage loans	5,063	7,028	10,476	13,935	22,909
Nonresidential real estate loans	13,645	15,427	16,185	17,176	22,345
Construction and land loans	832	1,062	1,628	1,707	2,394
Commercial loans	977	1,061	1,083	1,817	2,485
Commercial leases	210	—	—	—	—
Consumer loans	1	—	—	—	3
	$23,362	$26,175	$30,918	$37,618	$55,004

PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE
30 – 59 days past due	$5,574	$1,706	$2,001	$4,539	$8,100
60 – 89 days past due	1,535	1,268	268	425	2,652
Matured Loans	3,458	2,740	1,839	2,670	3,550
	$10,567	$5,714	$4,108	$7,634	$14,302

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$15,876	$17,097	$17,453	$18,035	$20,588
Charge offs:
One–to–four family residential real estate loans	(432)	(528)	(176)	(369)	(7,958)
Multi–family mortgage loans	(320)	(902)	(374)	(236)	(4,355)
Nonresidential real estate loans	(207)	(138)	(153)	(79)	(10,097)
Construction and land loans	—	(16)	—	(927)	(3,273)
Commercial loans	(62)	(131)	(213)	(19)	(1,255)
Commercial leases	—	—	—	—	(53)
Consumer loans	(5)	(38)	(12)	—	(8)
	(1,026)	(1,753)	(928)	(1,630)	(26,999)
Recoveries:
One–to–four family residential real estate loans	12	108	85	242	41
Multi–family mortgage loans	17	3	159	57	48
Nonresidential real estate loans	68	329	103	19	6
Construction and land loans	267	193	1	2	2
Commercial loans	114	335	16	5	16
Consumer loans	4	1	2	1	5
	482	969	366	326	118
Net charge–offs	(544)	(784)	(562)	(1,304)	(26,881)
Provision for (recovery of) loan losses	(1,178)	(437)	206	722	24,328
Ending balance	$14,154	$15,876	$17,097	$17,453	$18,035

Allowance for loan losses to total loans	1.27%	1.51%	1.66%	1.71%	1.72%
Net charge–off ratio (1)	0.20	0.31	0.22	0.51	9.97

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$126,680	$133,094	$137,146	$131,856	$134,597
Savings deposits	149,602	146,685	147,758	148,184	144,726
Money market accounts	347,017	341,175	340,243	345,591	349,092
Interest–bearing NOW accounts	353,787	349,622	349,942	348,059	348,683
Certificates of deposits	275,622	279,257	287,007	297,860	305,253
	$1,252,708	$1,249,833	$1,262,096	$1,271,550	$1,282,351
SELECTED AVERAGE BALANCES
Total average assets	$1,450,403	$1,440,561	$1,453,413	$1,462,119	$1,503,759
Total average interest–earning assets	1,374,544	1,364,625	1,373,855	1,379,156	1,416,629
Average loans	1,061,829	1,019,402	1,014,591	1,028,907	1,078,708
Average securities	92,223	68,109	57,022	73,284	80,485
Average stock in FHLB	6,068	6,068	6,809	8,026	8,761
Average other interest–earning assets	214,424	271,046	295,433	268,939	248,675
Total average interest–bearing liabilities	1,126,973	1,118,967	1,133,159	1,141,625	1,149,888
Average interest–bearing deposits	1,123,977	1,116,154	1,130,294	1,138,438	1,143,586
Average borrowings	2,996	2,813	2,865	3,187	6,302
Average stockholders’ equity	175,305	174,790	174,643	174,766	198,908

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.55%	3.52%	3.58%	3.74%	3.88%
Average loans	4.44	4.55	4.69	4.84	4.91
Average securities	1.17	1.40	1.54	1.39	1.55
Average other interest–earning assets	0.26	0.27	0.27	0.27	0.27
Total average interest–bearing liabilities	0.30	0.31	0.33	0.35	0.37
Average interest–bearing deposits	0.30	0.31	0.33	0.35	0.36
Average borrowings	0.26	0.28	0.28	1.02	1.52
Net interest rate spread	3.25	3.21	3.25	3.39	3.51
Net interest margin	3.31	3.26	3.31	3.45	3.58
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.08%	12.09%	11.86%	11.84%	11.67%
Tangible equity to tangible total assets (end of period)	11.93	11.93	11.69	11.67	11.49
Risk–based total capital ratio	17.28	18.15	18.38	18.59	18.01
Risk–based tier 1 capital ratio	16.03	16.90	17.12	17.33	16.75
Tier 1 leverage ratio	11.92	11.91	11.66	11.62	11.43
Tier 1 capital	$172,775	$171,269	$169,823	$169,763	$168,734
BankFinancial FSB
Risk–based total capital ratio	14.93%	15.58%	15.74%	15.84%	15.32%
Risk–based tier 1 capital ratio	13.68	14.33	14.48	14.59	14.07
Tier 1 leverage ratio	10.16	10.10	9.86	9.77	9.60
Tier 1 capital	$147,363	$145,203	$143,589	$142,861	$141,629

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$9.16	$8.84	$8.50	$8.09	$7.42
High	9.74	9.40	8.71	8.40	8.85
Low	8.70	8.15	7.25	7.19	6.62
Book value per share	$8.32	$8.26	$8.21	$8.24	$8.20
Tangible book value per share	$8.21	$8.14	$8.08	$8.10	$8.06
Cash dividends declared on common stock	$0.02	$—	$0.02	$—	$—
Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

EARNINGS PER SHARE COMPUTATIONS
Net income (loss)	$1,505	$1,039	$76	$678	$(25,022)
Average common shares outstanding	21,101,966	21,101,966	21,088,263	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,002,041)	(1,028,158)	(1,084,709)	(1,108,938)	(1,133,374)
Unvested restricted stock shares	(25,750)	(25,750)	(13,797)	—	—
Weighted average common shares outstanding	20,074,175	20,048,058	19,989,757	19,964,028	19,939,592
Plus: Dilutive common shares equivalents	9,500	6,034	556	—	—
Weighted average dilutive common shares outstanding	20,083,675	20,054,092	19,990,313	19,964,028	19,939,592
Basic earnings (loss) per common share	$0.07	$0.05	$—	$0.03	$(1.25)
Diluted earnings (loss) per common share	$0.07	$0.05	$—	$0.03	$(1.25)

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding gain on sale of owner-occupied and investor-owned one-to-four family residential loans that we designated as held for sale from noninterest income, and other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2013	2012	2013	2012
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$1,505	$(25,022)	$3,298	$(27,109)
Provision for (recovery of) loan losses	(1,178)	24,328	(687)	31,522
	327	(694)	2,611	4,413
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	—	(1,340)	—
Nonperforming asset management	607	1,126	2,638	5,211
Loss (gain) on sale of other real estate owned	(34)	379	148	252
Valuation adjustments of other real estate owned	79	1,783	550	5,560
Operations of other real estate owned	159	344	915	1,679
Adjustments	811	3,632	2,911	12,702
Pre–tax pre–provision earnings from core operations	$1,138	$2,938	$5,522	$17,115

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.31%	0.78%	0.38%	1.13%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2013				2012
	IVQ	IIIQ	IIQ	IQ	IVQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$1,505	$1,039	$76	$678	$(25,022)
Provision for (recovery of) loan losses	(1,178)	(437)	206	722	24,328
	327	602	282	1,400	(694)
Adjustments:
Gain on sale of owner-occupied and investor-owned one-to-four family residential loans designated as held for sale	—	—	(40)	(1,300)	—
Nonperforming asset management	607	682	655	694	1,126
Loss (gain) on sale of other real estate owned	(34)	64	49	69	379
Valuation adjustments of other real estate owned	79	241	141	89	1,783
Operations of other real estate owned	159	171	232	353	344
	811	1,158	1,037	(95)	3,632
Pre–tax pre–provision earnings from core operations	$1,138	$1,760	$1,319	$1,305	$2,938

Pre–tax pre–provision earnings from core operations to average total assets (1)	0.31%	0.49%	0.36%	0.36%	0.78%

(1)	Annualized